EXHIBIT 99.3

                              LETTER OF TRANSMITTAL

                    TO ACCOMPANY CERTIFICATE(S) REPRESENTING
                            SHARES OF COMMON STOCK OF
                          ALLIANCE BANCORPORATION, INC.

    The Letter of Transmittal and accompanying Substitute Form W-9 should be completed, signed and submitted, together with your Alliance Bancorporation, Inc. common stock certificate(s) to:

                SIMMONS FIRST TRUST COMPANY, N.A.- TRANSFER AGENT

                                                    By Overnight Delivery
                 By Mail:                             or Hand Delivery:

     Simmons First Trust Company, N.A.        Simmons First Trust Company, N.A.
        Corporate Trust Department                Corporate Trust Department
               P.O. Box 7009                           501 Main Street,
           Pine Bluff, AR 71611                   Pine Bluff, Arkansas 71601


   DO NOT SEND THE ENCLOSED LETTER OF TRANMITTAL, ACCOMPANYING SUBSTITUTE FORM
          W-9 OR STOCK CERTIFICATE(S) TO ALLIANCE BANCORPORATION, INC.

                       For Information Call: 501-541-1078
     Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

     In connection with the Agreement and Plan of Merger, dated October 8, 2003 (the "Merger Agreement"), between Simmons First National Corporation., an Arkansas corporation ("SFNC"), and Alliance Bancorporation, Inc., an Arkansas corporation ("ABI"), pursuant to which ABI merged with and into SFNC, with SFNC surviving, please transmit to the transfer agent certificates representing shares of the ABI common stock, as described below, in exchange for the merger consideration on the terms and conditions set forth in the Merger Agreement and related election form previously delivered to the transfer agent. If you have not delivered an election form to the transfer agent, you will receive consideration of $379.978 in cash and 18.1021 shares of SFNC common stock for each share of ABI common stock. A description of your election, if any, and the consideration you will receive upon delivery of your ABI shares in accordance with this letter of transmittal is provided below:


              [INSERT DESCRIPTION OF MEGER CONSIDERATION ELECTION]



SIGNATURES MUST BE PROVIDED BELOW - PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         INSTRUCTIONS FOR EXCHANGING CERTIFICATES REPRESENTING SHARES OF
                   ALLIANCE BANCORPORATION, INC. COMMON STOCK


     1. General. Please do not send your stock certificate(s) directly to ABI. The ABI common stock certificate(s) together with this letter of transmittal, properly signed and completed, or a facsimile copy hereof, and any supporting documents (See Instruction 2), should be mailed in the enclosed addressed envelope, or otherwise delivered, to the transfer agent at either of the addresses listed on the front of this letter of transmittal. The method of transmitting the ABI common stock certificate(s) is at your option and risk, but if delivery is by mail, then registered mail with return receipt requested, properly insured, is suggested. All questions as to whether stock certificates have been correctly submitted will be determined by the transfer agent, and its determination shall be final and binding.

     2. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on the letter of transmittal below should correspond exactly with the name(s) as written on the face of the Alliance Bancorporation, Inc. common stock certificate(s) surrendered, unless the shares described on the letter of transmittal below have been assigned by the registered holder or holders thereof, in which event the letter of transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) on the letter of transmittal must be guaranteed as specified in Instruction 3 below.

     If the letter of transmittal, or any endorsement or stock power required by Instruction 3, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the transfer agent, you will be so advised by letter.

     3. Endorsement of Certificate(s); Medallion Guarantee. If the SFNC common stock certificates and/or checks are to be issued in the same name as the registered holder(s) of the surrendered ABI common stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers and the signature(s) need NOT be guaranteed. If, however, any SFNC common stock certificate and/or a check is to be issued in a name different from that of the registered holder(s), then (i) the ABI common stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP, and (iii) the person surrendering such certificate(s) must remit to the transfer agent the amount of any transfer or other taxes payable by reason of the issuance or payment to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of the transfer agent that such tax has been paid or is not applicable. In such case, the "Special Issuance Instructions" box must be completed and the signature(s) on the letter of transmittal must be guaranteed as specified above.

     4. Lost or Destroyed Common Stock Certificates. If any of your ABI common stock certificates have been lost, stolen or destroyed, please check the box on the front of the letter of transmittal and fill in the blank to show the number of shares represented by lost, stolen or destroyed certificates and return the certificates that you do have along with letter of transmittal in the enclosed envelope. You will be instructed as to the steps you must take in order to receive a certificate representing SFNC common stock and/or a check in accordance with the agreement and plan or merger. Such steps will involve the execution of lost certificate affidavits, the posting of a customary indemnity bond and the issuance of replacement certificates.

     5. Inquiries. All questions regarding appropriate procedures for surrendering ABI common stock certificate(s) should be directed to the transfer agent at the mailing address set forth above or by telephone at 870-541-1078.

     6. Additional Copies. Additional copies of the letter of transmittal may be obtained from the transfer agent at the mailing address set forth on the front of the letter of transmittal.

     7. Special Issuance and Delivery Instructions. Indicate in "Special Issuance Instructions" the name and address of the person in whose name a new SFNC common stock certificate and/or check are to be issued if they are to be issued in the name of someone other than the person(s) signing the letter of transmittal. Follow Instruction 3 above. Indicate in "Special Delivery Instructions" the name and address to which the new certificate and/or check are to be sent if they are to be sent (i) to someone other than the person(s) signing the letter of transmittal or (ii) to the person(s) signing the letter of transmittal at an address other than that appearing on the label on the front of the letter of transmittal.

     8. Fractional Shares. Pursuant to the Merger Agreement, no certificate or script representing fractional shares of SFNC common stock will be issued upon the surrender of an ABI common stock certificate(s). In lieu of any such fractional share of SFNC common stock an ABI shareholder would otherwise be entitled to receive upon surrender of a ABI common stock certificate(s), such shareholder shall be paid an amount in cash (without interest) equal to such fraction multiplied by $___________, which represented the average of the last sale prices of SFNC's common stock as reported on the NASDAQ National Market System for the ten consecutive trading days ending immediately prior to the fifth trading day proceeding the merger.

     9. Dividends on Shares of SFNC common stock. It is important that the ABI common stock certificate(s) be surrendered promptly because until so surrendered the holder thereof will not receive any dividends or other distributions on shares of SFNC common stock. Upon surrender, there shall be paid to the person in whose name the shares of SFNC common stock are issued (without interest) any dividends or other distributions having a record date after the effective date of the merger and payable with respect to such shares of SFNC common stock between the effective date of the merger and the time of such surrender.

     10. Substitute Form W-9. Each non-exempt shareholder surrendering ABI common stock certificate(s) for payment is required to provide the transfer agent with a correct Taxpayer Identification Number on Substitute Form W-9, which is provided below under "Important Tax Information," and to indicate whether the shareholder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each shareholder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the shareholder to a 30.5% federal income tax withholding on any cash payment he or she is otherwise entitled to receive pursuant to the merger agreement. The box in Part 3 of the form may be checked if the shareholder has not been issued a Taxpayer Identification Number and has applied for a number or intends to apply for a number in the near future. If the box in
Part 3 is checked and the transfer agent is not provided with a Taxpayer Identification Number within 60 days, the transfer agent will withhold 30.5% of the cash payment that the shareholder is otherwise entitled to receive until a Taxpayer Identification Number is provided to the transfer agent.

                              LETTER OF TRANSMITTAL

Ladies and Gentlemen:

     In connection with the Agreement and Plan of Merger, dated as of October 8, 2003 (the "Merger Agreement"), between Simmons First National Corporation, an Arkansas corporation ("SFNC"), and Alliance Bancorporation, Inc., an Arkansas corporation ("ABI"), pursuant to which ABI merged with and into SFNC, with SFNC surviving, the undersigned hereby transmits to you for exchange, on the terms and conditions of the merger agreement, certificate(s) representing shares of the outstanding common stock of ABI as described below.

     Please mail to the undersigned, as instructed below, a new certificate representing the number of whole shares of the common stock of SFNC, and/or the amount of cash (including cash in lieu of fractional shares of SFNC common stock, if any), to which the undersigned is entitled based on the terms of the merger agreement, after any requisite adjustments to the merger consideration.

     The undersigned hereby represents and warrants that (i) the undersigned is the record owner of the shares of ABI common stock represented by the certificate(s) hereby delivered, (ii) the undersigned has full right, power, legal capacity and authority to sell, transfer and deliver such certificate(s), free and clear of all liens, charges and encumbrances and not subject to any adverse claims, and (iii) there is no limitation or restriction on the sale, transfer and delivery of such certificate(s). The undersigned will, upon request, execute any additional documents necessary or desirable to complete the sale, transfer and cancellation of the shares of ABI common stock represented by the certificate(s) hereby delivered.

      ---------------------------------------------------------------------------------------------------------------
           Name(s) and Address(es) of Registered Owner(s)                    Certificate(s) Surrendered
                    (Please correct any errors)                  (Attach additional signed schedule, as necessary)
      ------------------------------------------------------------------------------------- -------------------------
                                                                    Certificate No(s).          Number of Shares
                                                                                                 Represented by
                                                                                               Certificate No(s).
                                                                --------------------------- -------------------------

                                                                --------------------------- -------------------------

                                                                --------------------------- -------------------------

                                                                --------------------------- -------------------------

                                                                -----------------------------------------------------

                                                                TOTAL SHARES:
      ===============================================================================================================

|_| If any of the certificates representing ABI common stock which you own have been lost, stolen or destroyed, check this box and see Instruction 4. Please fill out the remainder of this letter of transmittal and indicate here the number of shares of ABI common stock represented by the lost, stolen or destroyed certificates.

     ___________ (Number of Shares)

     Certificates must be endorsed and signatures guaranteed if the new certificates representing shares of SFNC common stock are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this transmittal form.


------------------------------------------------------      ----------------------------------------------------
            SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
        (See Instruction 3 and Instruction 7)                               (See Instruction 7)

   Fill in ONLY if SFNC common stock and/or  check(s)          Fill  in  ONLY  if  SFNC  common   stock  and/or
are  to be  issued  in a name  other  than  the  name       check(s) are to be delivered to someone  other than
appearing above.                                            the   undersigned  or  to  the  undersigned  at  an
                                                            address other than that shown above.
Name:________________________________________________       Name:________________________________________________
         (Please Print: First, Middle & Last Name)                  (Please Print: First, Middle & Last Name)
Address:_____________________________________________       Address:_____________________________________________
          (Number and Street)                                                  (Number and Street)

_____________________________________________________       _____________________________________________________
(City, State)                            (Zip Code)         (City, State)                            (Zip Code)


_____________________________________________________       _____________________________________________________
(Tax Identification or Social Security Number)              (Tax Identification or Social Security Number)

------------------------------------------------------      ----------------------------------------------------

     SFNC hereby reserves the absolute right to reject any and all certificates representing ABI common stock or letters of transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates representing ABI common stock delivered in connection herewith, and SFNC's interpretation of the terms and conditions of the merger agreement and this letter of transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

PLEASE SIGN HERE

X                                                  Dated:                  ,2004
--------------------------------------------------------------------------------
(Must be signed by (i) registered holder(s) exactly as name(s) appear(s) on certificate(s) or (ii) by person(s) to whom the shares of ABI common stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and endorse proper evidence of authority to so act.) (See Instructions 2 and 3)


--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
Signature(s) Guaranteed by
                          ------------------------------------------------------
                      (Only if required. See Instruction 3)

--------------------------------------------------------------------------------
                    (Title of Officer Signing this Guarantee)

--------------------------------------------------------------------------------
                   (Name of Guaranteeing Firm - Please Print)

--------------------------------------------------------------------------------
                         (Address of Guaranteeing Firm)

                            IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a shareholder whose shares of ABI common stock are surrendered with the letter of transmittal is required to provide the transfer agent with the shareholder's current Taxpayer Identification Number on Substitute Form W-9. If such shareholder is an individual, the Taxpayer Identification Number is his or her social security number. If the transfer agent is not provided with the correct Taxpayer Identification Number, the shareholder may be subject to a $50.00 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such shareholder, whether as merger consideration, in lieu of fractional shares or for other distributions to which the shareholder is entitled with respect to shares surrendered in connection with the merger, may be subject to backup withholding at the rate of 30.5%.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the transfer agent. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional instructions.

     If backup withholding applies, the transfer agent is required to withhold 30.5% of any cash payment made to the shareholder with respect to shares of ABI common stock surrendered in connection with the merger agreement. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in any overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

Purpose of Substitute Form W-9

     To prevent backup withholding on any cash payment made to a shareholder with respect to shares of ABI common stock surrendered in connection with the merger agreement, the shareholder is required to notify the transfer agent of his or her correct Taxpayer Identification Number by completing the attached Substitute Form W-9 and certifying that the Taxpayer Identification Number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a Taxpayer Identification Number). In addition, the shareholder must complete
Part 2 of the substitute W-9, check the appropriate box, and date and sign as indicated.

What Number to Give the Transfer Agent

     The shareholder is required to give the transfer agent the social security number or employer identification number of the record owner of the shares of ABI common stock being surrendered for payment in connection with the merger agreement. If the shares are in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 below for additional guidance on which number to report.

                 PAYER'S NAME: SIMMONS FIRST TRUST COMPANY, N.A.


 ----------------------- -------------------------------------------------- -----------------------------------------

       SUBSTITUTE        Part 1-- PLEASE PROVIDE YOUR TIN IN THE                 _____________________________
        Form W-9         BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING              Social Security Number
                         BELOW.
                                                                            OR ___________________________
                                                                                Employer Identification Number
 ----------------------- -------------------------------------------------- -----------------------------------------

                         Part 2 -- Check the box below. I am (we are) NOT subject to backup withholding under the
                         Internal Revenue Code because (a) I am (we are) exempt from backup withholding, or (b) I
                         (we) have not been notified that I am (we are) subject to backup withholding as a result of failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me (us) that I am (we are) no longer subject to backup withholding.
                                                         |_| Correct |_| Not Correct
 ----------------------- -------------------------------------------------------------- -----------------------------
                                                                                                  Part 3 --
                         CERTIFICATION -- UNDER  PENALTIES OF PERJURY.  I CERTIFY THAT        |_| Awaiting TIN
 Payer's Request for     THE  INFORMATION  PROVIDED ON THIS FORM IS TRUE,  CORRECT AND
       Taxpayer          COMPLETE. I AM A U.S. PERSON.
    Identification
        Number           SIGNATURE:
       ("TIN")
                         DATE:  ______________________________________, 200____
 ----------------------- -------------------------------------------------------------- -----------------------------

For assistance in completing this form, call Simmons First Trust Company, N.A. at 870-541-1078 and also see Instruction 10 and "Important Tax Information" above.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES OF ABI COMMON STOCK SURRENDERED IN CONNECTION WITH THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that because I have not provided a taxpayer identification number, 30.5% of all reportable payments made to me thereafter will be withheld until I provide a number. If I provide a properly certified taxpayer identification number within 60 days, you will refund the tax if I so request.

____________________________________________________    ___________, 200__
                     Signature                                 Date
--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------       ---------------------------------------------------
                                                                                               Give the
                                     Give the                                                  EMPLOYER
For this type of account:            SOCIAL SECURITY                 For this type of          IDENTIFICATION
                                     number of--                     account:                  number of--

1.      An individual's account      The individual              8.  Sole proprietorship       The owner(4)
                                                                     account

2.      Two or more individuals      The actual owner of the     9.  A valid trust, estate     Legal entity (Do not
        (joint account)              account or, if combined         or pension trust          furnish the identifying
                                     funds, any one of the                                     number of the personal
                                     individuals(1)                                            representative or
                                                                                               trustee unless the
                                                                                               legal entity itself is
                                                                                               not designated in the
                                                                                               account title.)(5)

3.      Husband and wife (joint      The actual owner of the
        account)                     account or, if joint
                                     funds, either person(1)

4.      Custodian account of a       The minor(2)              10.   Corporate account         The corporation
        minor (Uniform Gift to
        Minors Act)

                                                               11.   Religious, charitable     The organization
                                                                     or educational
                                                                     organization account

5.      Adult and minor (joint       The adult or, if the       12.  Partnership account       The partnership
        account)                     minor is the only               held in the name of the
                                     contributor, the                business
                                     minor(1)

6.      Account in the name of       The ward, minor or         13.  Association, club or      The organization
        guardian or committee for    incompetent person(3)           other tax- exempt
        a designated ward, minor                                     organization
        or incompetent person

7.      a. The usual revocable       The grantor- trustee(1)    14.  A broker or registered    The broker or nominee
           savings trust account                                     nominee
           (grantor is also
           trustee)

        b. So-called trust account   The actual owner(1)        15.  Account with the          The public entity
           that is not a legal or                                    Department of
           valid trust under State                                   Agriculture in the name
           law                                                       of a public entity
                                                                     (such as a State or
                                                                     local government,
                                                                     school district or
                                                                     prison) that receives
                                                                     agricultural program
                                                                     payments
--------------------------------------------------------------       ---------------------------------------------------


(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(5)  List first and circle the name of the legal trust, estate or pension trust.

     Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                           NUMBER ON SUBSTITUTE FORM W-9



Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:
     o An organization exempt from tax under section 501(a) or an individual retirement plan.
     o    The United States or any agency or instrumentality thereof.
     o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     o An international organization or any agency, or instrumentality thereof.

Other Payees MAY be exempt from backup withholding:
     o    A corporation.
     o    A financial institution.
     o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     o    A real estate investment trust.
     o    A common trust fund operated by a bank under section 584(a).
     o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     o An entity registered at all times under the Investment Company Act of 1940.
     o    A foreign central bank of issue.
     o Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6049 and 6050N.

Dividends and patronage dividends.
     o    Payments to nonresident aliens subject to withholding under section
          1441.
     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     o Payments of patronage dividends where the amount received is not paid in money.
     o    Payments made by certain foreign organizations.
     o    Payments made to a nominee.


     Interest Payments.
     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     o    Payments described in section 6049(b)(5) to nonresident aliens.
     o    Payments on tax-free covenant bonds under section 1451.
     o    Payments made by certain foreign organizations.
     o    Payments made to a nominee.

Exempt payees described above should file FORM W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30.5% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments.--If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                           FOR ADDITIONAL INFORMATION
                         CONTACT YOUR TAX CONSULTANT OR
                          THE INTERNAL REVENUE SERVICE